UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 5, 2006
                                                 -------------------------------


                          Quest Minerals & Mining Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                      000-32131                  87-0429950
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


            18B East 5th Street, Paterson, NJ                      07524
--------------------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (973) 684-0075
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

         On June 5, 2006 and June 29, 2006, respectively, we entered into settlement agreements with 2 separate investors relating to claims arising under and in connection with those certain unit purchase agreements dated as of February 22, 2005, March 4, 2005, April 15, 2005, and April 18, 2005, pursuant to which we issued an aggregate of $1,425,000 in convertible promissory notes and related warrants to various investors. In February 2006, we settled our disputes with one of the larger investors, Professional Traders Fund, that had arisen under the unit purchase agreements. Accordingly, we have now settled and restructured an aggregate of $1,050,000 (or approximately 74%) of the convertible notes issued pursuant to the unit purchase agreements. We are continuing our discussions with the remaining unitholders from the unit purchase agreements.

         A summary of our June 2006 settlements and restructurings with each of the investors is set forth below.

First Mirage Restructuring

         On June 6, 2006, we entered into a settlement agreement with First Mirage, Inc., pursuant to which we settled and resolved all outstanding disputes under the unit purchase agreements with First Mirage and any and all documents related thereto. The parties agreed to a complete restructuring of the obligations to First Mirage under these agreements, effectuated through the issuance of amended and restated instruments and common stock, as follows:

         1. Amended and Restated Unit Notes. We issued to First Mirage amended and restated convertible notes in the aggregate principal amounts of $200,000.00 and $50,000, respectively, which notes are now due on or before February 22, 2007 and April 18, 2007, respectively. The original convertible notes had maturity dates of March 31, 2006 and April 18, 2006, respectively. These amended and restated notes will initially be convertible into our common stock at a rate of $.075 per share, subject to adjustment as provided in the amended and restated notes.

         2. Issuance of Quest Common Stock. We issued to First Mirage share certificates representing 400,000 shares of our common stock in consideration of First Mirage's exercise in full (on a cashless basis) of all Series A warrants held by them.

         3. Waiver of Rights under April 2005 Unit Warrant. First Mirage waived any rights arising out of or relating to a Series A Warrant purportedly issued in April 2005, any shares of common stock issuable upon exercise of such Series A Warrant, any Series B Warrant issuable upon exercise of such Series A Warrant, or any shares of common stock issuable upon exercise of such a Series B Warrant.

         4. Termination of Unit Purchase Agreements. All of the provisions contained in the unit purchase agreements, solely as to First Mirage, were terminated and of no further force and effect. In addition, First Mirage waived any and all right to any claims or damages previously incurred under the unit purchase agreements due to our default thereunder, including any defaults under the registration rights agreement entered into in connection with the unit purchase agreements.

         5. Termination of Registration Rights Agreement. All of the provisions contained in the registration rights agreement entered into in connection with the unit purchase agreement, solely as to First Mirage, were terminated and of no further force and effect. In addition, First Mirage waived any and all right to any liquidated damages previously incurred under the registration rights agreement due to our default thereunder.

         The description of the agreement with First Mirage and all related documents and instruments referred to above does not comport to be complete and is qualified entirely by reference to such agreement and all related documents and instruments, all of which are incorporated herein by reference.

Greenwood Partners Restructuring

         On June 29, 2006, we entered into a settlement agreement with Greenwood Partners, LP , pursuant to which we settled and resolved all outstanding disputes under the unit purchase agreements, that certain financial advisory agreement dated as of April 15, 2005 between us and Greenwood Partners, and any and all documents related thereto. The parties agreed to a complete restructuring of the obligations under these agreements, effectuated through the issuance of amended and restated instruments, and common stock, as follows:

         1. Cancellation of Five Advisory Units. Five (5) units issued to Greenwood as compensation under the financial advisory agreement, or advisory units, (which included (i) convertible notes in the aggregate principal amount of $125,000, and (ii) Series A Warrants to purchase (a) up to 750,000 shares of common stock and (b) Series B Warrants to purchase up to an additional 750,000 shares of common stock) will be cancelled and of no further force and effect. Subsequent to the cancellation, Greenwood will continue to own five (5) advisory units.

         2. Amended and Restated Unit Notes. We issued to Greenwood Partners amended and restated convertible notes in the aggregate principal amounts of $100,000.00, $125,000 and $100,000, respectively, which notes are now due on or before February 22, 2007, April 15, 2007 and April 18, 2007, respectively. The original convertible notes had maturity dates of March 31, 2006, April 18, 2006 and April 18, 2006, respectively. These amended and restated notes will initially be convertible into our common stock at a rate of $.075 per share, subject to adjustment as provided in the amended and restated notes.

         3. Issuance of Quest Common Stock. We issued to Greenwood Partners share certificates representing 866,667 shares of our common stock in consideration of Greenwood Partners' exercise in full (on a cashless basis) of all Series A and Series B Warrants held by them.

         4. Termination of Financial Advisory Agreement. All of the provisions contained in the financial advisory agreement were terminated and of no further force and effect. In addition, the parties waived any and all right to any claims or damages allegedly incurred by such party under the financial advisory agreement.

         5. Termination of Unit Purchase Agreements. All of the provisions contained in the unit purchase agreements, solely as to Greenwood Partners, were terminated and of no further force and effect. In addition, Greenwood Partners waived any and all right to any claims or damages previously incurred under the unit purchase agreements due to our default thereunder, including any defaults under the registration rights agreement entered into in connection with the unit purchase agreements.

         6. Termination of Registration Rights Agreement. All of the provisions contained in the registration rights agreement entered into in connection with the unit purchase agreement, solely as to Greenwood Partners, were terminated and of no further force and effect. In addition, Greenwood Partners waived any and all right to any liquidated damages previously incurred under the registration rights agreement due to our default thereunder.

         The description of the agreement with Greenwood Partners and all related documents and instruments referred to above does not comport to be complete and is qualified entirely by reference to such agreement and all related documents and instruments, all of which are incorporated herein by reference.

Item 1.02   Termination of a Material Definitive Agreement.

         See Item 1.01 above.

Item 1.03   Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02   Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06   Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02   Unregistered Sales of Equity Securities.

         See Item 1.01 above. The issuance of common stock and amended and restated notes to the investors was exempt under both Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended.

Item 3.03   Material Modification to Rights of Security Holders.

         See Item 1.01 above.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

         Not applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01   Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits.
                  --------

                  10.1     Settlement Agreement dated June 5, 2006
                  10.2     Settlement Agreement dated June 29, 2006
                  10.3     Form of Amended and Restated Note


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QUEST MINERALS & MINING CORP.
                                     (Registrant)


Date:  July 17, 2006                 By: /s/ EUGENE CHIARAMONTE, JR.
                                         ---------------------------------------
                                         Eugene Chiaramonte, Jr., Vice President